LETTER TO SHAREHOLDERS                                ACM Government Income Fund
================================================================================

February 26, 1999

Dear Shareholder:

This report provides an overview of our strategy, performance and outlook for the ACM Government Income Fund for the annual reporting period ended December 31, 1998. The Fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

INVESTMENT RESULTS
The following table shows how your Fund performed over the past six- and 12-month periods ended December 31, 1998. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities. Your Fund underperformed the benchmark for both the six- and 12-month periods under review. Although the Fund's U.S. Treasury allocation posted strong gains, the portfolio's exposure to emerging market debt, which performed poorly during the period, hurt overall performance.

INVESTMENT RESULTS*
Periods Ended December 31, 1998

                         Total Returns

                     6 Months   12 Months

 ACM Government
  Income Fund              -6.94%      -8.38%
 Lehman Brothers
  Aggregate Bond Index      4.58%       8.69%

 * The Fund's investment results are total returns for the period and are based on the net asset value of the Fund as of December 31, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

    The Lehman Brothers Aggregate Bond Index is composed of the Mortgage Backed and Asset Backed Securities Indices and the Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in the Index.

MARKET OVERVIEW
During the six-month period ended December 31, 1998, global markets experienced volatility as financial and economic turmoil, spreading from Asia to Russia, then to Latin America, elevated concerns about recession and a global economic slowdown. However, decisive stimulative policies by the Federal Reserve and the Central Banks in Europe to cut interest rates stemmed the downward trend and ended the year with cautious optimism.

Despite global turmoil, the United States continued on a path of robust growth driven by domestic consumer demand. Manufacturing, however, remained weak as world export markets declined. Inflation continued to be benign and employment strong throughout the period. The Federal Reserve, as a hedge against a slowing global economy, lowered interest rates three times by a quarter of a percentage point from 5.50% to 4.75%.

The U.S. bond market, which posted solid gains, provided a safe haven for investors seeking liquidity during periods of global volatility. As investors became more risk averse, U.S. Treasuries outperformed all other U.S. fixed income sectors during the six-month period. Treasury yields (which move in the opposite direction of price) reached record lows prior to rebounding at the end of the period.

                                                      ACM Government Income Fund
================================================================================

In the developed markets outside of the U.S., government bond returns were augmented by investors' aversion to risk. Traditional safe haven markets benefited from both the flight to quality and the increased probability of monetary easing, while non-safe haven countries suffered from low liquidity. On an individual country basis, all developed government bond markets posted strong returns with the exception of Japan.

In the emerging markets, debt prices fell over the six-month period when renewed global volatility, caused by fiscal problems in Russia, heightened investor concerns about all higher yielding asset classes. Investor confidence was briefly restored in July, when the International Monetary Fund (IMF) approved an emergency loan package for the Russian government. However, the downward fall of emerging market debt prices resumed and accelerated in August after the Russian government devalued the ruble and defaulted on its domestic debt. This move by the Russian government led to a general sell-off of emerging market assets as investors moved to lower their portfolios' risk exposure. In September, investor concern shifted to Brazil, which, like Russia, has a semi-fixed currency regime and deficits in both its fiscal and current accounts. After reaching a low in September, emerging market debt prices rebounded as the U.S. and other industrial countries began easing monetary policy.

INVESTMENT STRATEGY

During the six-month period under review, we maintained a longer interest rate duration than the market, generally employing U.S. Treasury holdings with maturities of 10 years or more. We opportunistically employed securities issued in foreign countries to enhance portfolio yield. Government debt was held in Venezuela, Brazil, Argentina and Peru. In addition, we held a preferred security in the developed market.

ECONOMIC OUTLOOK

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth should continue to slow and inflation should remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter with growth estimates centered around 3.0% for 1999. Further interest rate reductions by the Federal Reserve are not imminent, however, we believe the Federal Reserve will respond quickly to accommodate liquidity needs, if, and as, they arise. U.S. interest rates, as well as inflation, should remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility.

In Europe, we expect growth to slow to 2% in 1999 from 2.6% in 1998. Inflation is expected to remain low. Additional rate cuts by the European Central Bank are likely. The new Euro will provide interesting investment opportunities as it stimulates the development of a European bond market exhibiting similar characteristics to the U.S. bond market. Longer term, it is expected to rival the U.S. dollar in strength. Japanese growth is expected to decline by 1% in 1999 after having shrunk an estimated 2.9% in 1998. A deflationary cycle has taken hold in Japan and is negatively impacting the world economic outlook. We remain pessimistic on the outlook for Japanese growth until meaningful financial and real-sector reforms are implemented.

In the emerging market arena, increased uncertainty has been generated by the change in Brazil's exchange rate policy. Spreads on emerging market debt have widened considerably as a result, weakening growth prospects for Latin America. Furthermore, we remain concerned about the effects that slower global growth and low commodity prices will have on

                                                      ACM Government Income Fund
================================================================================

emerging markets. In this environment, we expect emerging market debt prices to remain volatile. They should contain periods of improved sentiment, triggered by stimulative policies in developed countries, interspersed with episodes of weakness, as investors lose confidence in the pace of reforms in emerging countries and Japan.

Thank you for your continued interest and investment in the ACM Government Income Fund. We look forward to reporting its progress to you in the coming months.


Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman

/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
December 31, 1998                                     ACM Government Income Fund
================================================================================

                                      Principal
                                       Amount
                                       (000)                     U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT
 OBLIGATIONS--108.4%
U.S. TREASURY BONDS--59.0%
 5.25%, 11/15/28................      $ 23,500                    $ 24,058,125
 6.125%, 11/15/27...............        82,100                      91,900,277
 6.375%, 8/15/27................        19,000                      21,838,030
 12.375%, 5/15/04...............        46,380                      62,960,850
 14.00%, 11/15/11...............        64,000                     101,390,080
                                                                  ------------
                                                                   302,147,362
                                                                  ------------

U.S. TREASURY STRIPS--46.0%
 Zero coupon, 2/15/10...........        83,620                      47,519,574
 Zero coupon, 5/15/10...........       100,000                      55,962,000
 Zero coupon, 5/15/12...........       183,750                      90,513,412
 Zero coupon, 8/15/12...........        35,000                      16,978,150
 Zero coupon, 5/15/13...........        53,000                      24,518,860
                                                                  ------------
                                                                   235,491,996
                                                                  ------------

U.S. TREASURY NOTES--3.4%
 5.625%, 5/15/08................        16,500                      17,605,995
                                                                  ------------

 Total U.S. Government
 Obligations
   (cost $548,955,645)..........                                   555,245,353
                                                                  ------------

SOVEREIGN DEBT
 OBLIGATIONS--21.4%
ARGENTINA--1.8%
Republic of Argentina, FRN
 6.1875%, 3/31/05...............        10,575                       8,988,750
                                                                  ------------

BRAZIL--4.6%
Federal Republic of Brazil
 C Bonds 8.00%, 4/15/14 (a).....        39,745                      23,648,082
                                                                  ------------

PERU--4.0%
Republic of Peru
 FLIRB
 3.25%, 3/07/17 (b)(c)..........        27,800                      15,707,000
 PDI
 4.00%, 3/07/17 (b).............         7,750                       4,863,125
                                                                  ------------

                                                                    20,570,125
                                                                  ------------

                                      Shares or
                                      Principal
                                       Amount
                                        (000)                     U.S. $ Value
--------------------------------------------------------------------------------
RUSSIA--0.4%
Russian Principal Loans FRN
 5.969%, 12/15/20 (d)...........       $44,500                     $ 2,058,125
Russian IAN FRN
 5.969%, 12/15/15...............         1,675                         175,920
                                                                  ------------
                                                                     2,234,045
                                                                  ------------

VENEZUELA--10.6%
Republic of Venezuela
 9.25%, 9/15/27.................        52,500                      32,025,000
 13.625%, 8/15/18...............        28,750                      22,137,500
                                                                  ------------

                                                                    54,162,500
                                                                  ------------

Total Sovereign Debt
 Obligations
 (cost $151,330,928)............                                   109,603,502
                                                                  ------------

YANKEE--4.8%
Fuji JGB Investment LLC
 9.87%, 12/31/49 (b)(c)
 (cost $31,545,711).............        34,000                      24,860,086
                                                                  ------------

PREFERRED STOCK--4.5%
Centaur Funding Corp.,
 Series B (c)
 (cost $22,500,000).............        22,500                      23,244,075
                                                                  ------------

U.S. CORPORATE
 BONDS--2.2%
 Time Warner Entertainment Co.
 8.375%, 7/15/33
 (cost $11,063,430).............         9,000                      11,160,036
                                                                  ------------

TOTAL INVESTMENTS--141.3%
 (cost $765,395,714)............                                   724,113,052
Other assets less
 liabilities--(41.3%)...........                                  (211,817,264)
                                                                  ------------
NET ASSETS--100.0%..............                                  $512,295,788
                                                                  ============

PORTFOLIO OF INVESTMENTS
December 31, 1998 (Cont.)                             ACM Government Income Fund
================================================================================


--------------------------------------------------------------------------------
(a) Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1998.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to $63,811,161 or 12.5% of net assets.
(d) Paid-in-kind in Russian IAN's.

    Glossary of Terms:
    FLIRB   Front Loaded Interest Reduction Bond
    FRN     Floating Rate Note
    IAN     Interest Arrears Note
    PDI     Past Due Interest

    See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998                                     ACM Government Income Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $765,395,714).......... $724,113,052
 Cash.............................................................   11,951,754
 Receivable for investment securities sold........................   23,561,359
 Interest receivable..............................................    9,607,062
                                                                   ------------

 Total assets.....................................................  769,233,227
                                                                   ------------
LIABILITIES
 Loan payable.....................................................   90,000,000
 Payable for investment securities purchased......................  160,774,950
 Distributions payable............................................    3,494,370
 Loan interest payable............................................    2,147,750
 Administrative fee payable.......................................       83,316
 Unrealized depreciation on swap contracts........................       75,404
 Accrued expenses.................................................      361,649
                                                                   ------------
 Total liabilities................................................  256,937,439
                                                                   ------------
NET ASSETS........................................................ $512,295,788
                                                                   ============

COMPOSITION OF NET ASSETS
 Capital stock, at par............................................ $    582,395
 Additional paid-in capital.......................................  623,161,648
 Undistributed net investment income..............................    2,034,428
 Accumulated net realized loss on investments, swap contracts and foreign currency transactions..............................  (72,119,138)
 Net unrealized depreciation of investments and swap contracts....  (41,363,545)
                                                                   ------------
                                                                   $512,295,788
                                                                   ============
NET ASSET VALUE PER SHARE (based on 58,239,505 shares outstanding)        $8.80
                                                                   ============
-------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1998                          ACM Government Income Fund
================================================================================

INVESTMENT INCOME
   Interest............................................             $62,752,706
EXPENSES
   Advisory fee........................................ $4,517,809
   Administrative fee..................................    982,489
   Transfer agency.....................................    238,934
   Custodian...........................................    186,472
   Reports and notices to shareholders.................    128,351
   Audit and legal.....................................     90,897
   Registration fee....................................     50,383
   Taxes...............................................     45,075
   Directors' fees.....................................     32,620
   Miscellaneous.......................................     30,647
                                                        ----------
   Total expenses before interest......................  6,303,677
   Interest expense....................................  5,460,438
                                                        ----------
   Total expenses......................................              11,764,115
                                                                   ------------
   Net investment income...............................              50,988,591
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
OPTIONS WRITTEN AND SWAPS
   Net realized loss on investment transactions........              (2,445,227)
   Net realized loss on options written................              (5,555,610)
   Net realized loss on swap contracts.................             (51,945,143)
   Net change in unrealized depreciation of investment
     transactions and swap contracts...................             (39,256,397)
                                                                   ------------
   Net loss on investment transactions.................             (99,202,377)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS.............            $(48,213,786)
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                   Year Ended           Year Ended
                                                                                December 31, 1998    December 31, 1997
                                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income......................................................      $ 50,988,591       $ 54,151,294
  Net realized gain (loss) on investments, options written, swap contracts,
    and foreign currency transactions........................................       (59,945,980)        54,405,673
  Net change in unrealized appreciation (depreciation) of investments,
    swap contracts and foreign currency denominated assets and liabilities...       (39,256,397)       (23,004,929)
                                                                                    -----------        -----------
  Net increase (decrease) in net assets from operations......................       (48,213,786)        85,552,038
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.......................................       (51,348,197)       (52,987,633)
  Distributions from net realized gains......................................            -0-           (19,745,091)
COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance of Common Stock............         6,194,153          2,671,689
                                                                                    -----------        -----------
  Total increase (decrease)..................................................       (93,367,830)        15,491,003
NET ASSETS
  Beginning of year..........................................................        605,663,618       590,172,615
                                                                                     -----------       -----------
  End of year (including undistributed net investment income of $423,299
    and $782,905, respectively)..............................................       $512,295,788      $605,663,618
                                                                                     ===========       ===========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended December 31, 1998                          ACM Government Income Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
  Interest received.............................................          $   52,814,282
  Interest expense paid.........................................              (4,069,126)
  Operating expenses paid.......................................              (6,647,771)
                                                                           -------------
  Net increase in cash from operating activities................                                        $42,097,385

INVESTING ACTIVITIES:
  Purchases of long-term investments............................          (3,175,655,580)
  Proceeds from disposition of long-term investments............           3,210,364,492
  Proceeds from disposition of short-term investments - net.....               2,082,732
                                                                           -------------
  Net increase in cash from investing activities................                                         36,791,644

FINANCING ACTIVITIES(*):
  Cash dividends paid...........................................                                        (66,937,540)
                                                                                                        -----------
Net increase in cash............................................                                         11,951,489
  Cash at beginning of year.....................................                                                265
                                                                                                        -----------
  Cash at end of year...........................................                                        $11,951,754
                                                                                                        ===========

RECONCILIATION OF NET DECREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
  Net decrease in net assets from operations....................                                       $(48,213,786)

ADJUSTMENTS:
  Increase in interest receivable...............................             $   (50,274)
  Accretion of bond discount....................................              (9,888,150)
  Increase in accrued expenses..................................               1,047,218
  Net loss on investments.......................................              99,202,377
                                                                              ----------
Total adjustments...............................................                                       90,311,169
                                                                                                      -----------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES..................                                      $42,097,385
                                                                                                      ===========

--------------------------------------------------------------------------------
 * Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1998                                     ACM Government Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2.Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4.Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains

NOTES TO FINANCIAL STATEMENTS(Cont.)                  ACM Government Income Fund
================================================================================

and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized depreciation of investments and swap contracts.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax characterization of distribution paid during the year, resulted in a net decrease to accumulated net realized loss on investments, swap contracts and foreign currency transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

Note B: Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12 of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 1998, the Fund reimbursed AFS $5,605.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $799,216,979 and $704,048,462, respectively, for the year ended December 31, 1998. There were purchases of $2,441,040,217 and sales of $2,519,166,812 of U.S. government and government agency obligations for the year ended December 31, 1998.

At December 31, 1998, the cost of investments for federal income tax purposes was $793,623,306. Accordingly, gross unrealized appreciation of investments was $10,314,060, and gross unrealized depreciation was $79,824,314, resulting in net unrealized depreciation of $69,510,254.

At December 31, 1998, the Fund had a capital loss carryforward of $43,891,547 which expires in the year 2006.

                                                      ACM Government Income Fund
================================================================================

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments and swap contracts.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1998, the Fund had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 1998, were as follows:

                                   Number of
                                   Contracts   Premiums
                                   ---------   --------

Options outstanding at
  beginning of year...........        -0-    $    -0-
Options written...............      107,500   1,291,492
Options exercised.............      (67,500)   (819,492)
Options terminated in
  closing purchase
  transactions................      (40,000)   (472,000)
                                    -------     -------

Options outstanding at
  end of year.................         -0-   $    -0-
                                    ======      =======

NOTES TO FINANCIAL STATEMENTS(Cont.)                  ACM Government Income Fund
================================================================================

3.Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation (depreciation) of investments and swap contracts.

At December 31, 1998, the Fund had the following total return swap agreements outstanding: (1) notional amount of $34,758,019 Russian IAN bonds obligating the Fund to pay Morgan Guaranty Trust Company ("Morgan Guaranty"), the swap counterparty, interest based on the London Interbank Offered Rate ("LIBOR") less a spread on the principal amount of $147,808 and obligating the swap counterparty to pay the Fund any appreciation in the value of the underlying bond. At December 31, 1998, unrealized appreciation on this total return swap amounted to $955,846. (2) notional amount of $55,000,000 Russian Principal Loans obligating the Fund to pay Morgan Guaranty, the swap counterparty, interest based on LIBOR less a spread on the principal amount of $888,873 and obligating the counterparty to pay the Fund any appreciation in the value of the underlying bond. At December 31, 1998, unrealized depreciation on this total return swap amounted to $1,031,250.

--------------------------------------------------------------------------------

NOTE D:  Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 58,239,505 shares were outstanding at December 31, 1998. During the years ended December 31, 1998 and December 31, 1997, the Fund issued 606,432 and 259,568 shares, respectively, in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic development which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.

                                                      ACM Government Income Fund
================================================================================

NOTE F: Bank Borrowing

The Fund has a Revolving Credit Agreement with Morgan Guaranty. The maximum credit available is $90,000,000 and such amount was outstanding for the entire year ended December 31, 1998.

The renewable credit facility of $90,000,000 will mature on August 11, 1999 and requires no collateralization. The facility may be renewed by the Fund annually for an additional one-year term.

Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The weighted average interest rate for the year ended December 31, 1998 was 6.07%. The interest rate at December 31, 1998 was 6.05%. The Fund is also obligated to pay Morgan Guaranty a commitment fee computed at the rate of .075 of 1% per annum on the average daily unused portion of the revolving credit.

FINANCIAL HIGHLIGHTS                                  ACM Government Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                         Year Ended December 31,
                                                              ----------------------------------------------
                                                              1998      1997      1996      1995       1994
                                                             ------    ------    ------    ------     ------
 Net asset value, beginning of year....................      $10.51    $10.29     $9.77     $8.45     $11.05
                                                             ------    ------    ------    ------     ------

Income From Investment Operations
---------------------------------
 Net investment income (a).............................         .88       .94       .94       .99        .91
 Net realized and unrealized gain (loss) on
   investments, options written, swap contracts
   and foreign currency transactions...................       (1.71)      .54       .55      1.30      (2.51)
                                                             ------    ------    ------    ------     ------
 Net increase (decrease) in net asset value
   from operations.....................................        (.83)     1.48      1.49      2.29      (1.60)
                                                             ------    ------    ------    ------     ------

Less: Dividends and Distributions
---------------------------------
 Dividends from net investment income..................        (.88)     (.92)     (.94)     (.97)      (.76)
 Distributions in excess of net investment income......          -0-       -0-     (.03)       -0-        -0-
 Distributions from net realized gains.................          -0-     (.34)       -0-       -0-        -0-
 Tax return of capital distribution....................          -0-       -0-       -0-       -0-      (.24)
                                                             ------    ------    ------    ------     ------
 Total dividends and distributions.....................        (.88)    (1.26)     (.97)     (.97)     (1.00)
                                                             ------    ------    ------    ------     ------
 Net asset value, end of year..........................       $8.80    $10.51    $10.29     $9.77      $8.45
                                                             ------    ------    ------    ------     ------
 Market value, end of year.............................      $9.125    $11.00    $10.25    $9.125     $9.125
                                                             ------    ------    ------    ------     ------

Total Investment Return
-----------------------
 Total investment return based on: (b)
   Market value........................................       (9.25)%   20.73%    24.15%    11.37%    (17.67)%
   Net asset value.....................................       (8.38)%   15.08%    16.40%    28.73%    (15.48)%

Ratios/Supplemental Data
------------------------
 Net assets, end of year (000's omitted)...............    $512,296  $605,664  $590,173  $557,525   $478,511
 Ratio of expenses to average net assets...............        2.09%     2.03%     2.17%     2.08%      1.60%
 Ratio of expenses to average net assets
   excluding interest expense (c)......................        1.12%     1.11%     1.18%     1.29%      1.18%
 Ratio of net investment income to average
   net assets..........................................        9.04%     9.02%     9.78%    11.10%      9.56%
 Portfolio turnover rate...............................         409%      304%      349%      380%       298%

--------------------------------------------------------------------------------
(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(c) Net of interest expense of .97%, .92%, .99%, .79% and .42%, respectively, on borrowings (see Note F).

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                  ACM Government Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Government Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Income Fund, Inc., including the portfolio of investments, as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Income Fund, Inc. at December 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

New York, New York
February 3, 1999
--------------------------------------------------------------------------------

Tax Information (unaudited)
In order to meet certain requirements of the Internal Revenue Code we are advising you that $3,201,802 of the capital gain distributions paid by the fund during the year ended December 31, 1998 are subject to maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns is included with your Form 1099 DIV which should have been sent to you separately in January 1999.

ADDITIONAL INFORMATION (unaudited)                    ACM Government Income Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

ADDITIONAL INFORMATION(unaudited) (Cont.)             ACM Government Income Fund
--------------------------------------------------------------------------------

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.

Year 2000

Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer systems failures. This is commonly known as the year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), the Fund's registrar transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

                                                      ACM Government Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
James H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)


OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller


ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Income Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of the Audit Committee.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Government Income Fund

Summary of General Information

The Fund

ACM Government Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund normally invests at least 65% of assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the United States and those issued by foreign governments. The Fund may also use certain other investment techniques, including options and futures. The Fund may invest up to 35% of its net assets in below investment-grade securities. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMIn". The Fund's NYSE trading symbol is "ACG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Government Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCAR
--------------------------------------------------------------------------------


                                      ACM
                             ----------------------
                                  GOVERNMENT
                             ----------------------
                                  INCOME FUND
                             ----------------------




                                        Annual Report
                                        December 31, 1998



                              Alliance [LOGO](R)
--------------------------------------------------------------------------------